Other disclosures	12 Months Ended
Dec. 31, 2023
Other disclosures
Other disclosures

31.   Other disclosures

Restricted Net Assets

Certain of our entities are restricted from remitting certain funds to us in the form of cash dividends or loans by a variety of, contractual requirements. These restrictions are related to standard covenant requirements included in our bank borrowings and debt instruments, such as the SEPI loan and the ABL Revolver. Additionally, the Company has certain restrictions in its partnerships with Dow Silicones Corporation. Consequently, net assets from Ferroglobe subsidiaries Ferroglobe USA Inc (formerly Globe Specialty Metals, Inc.), and other subsidiaries in the U.S.A, Ferroglobe Canada (formerly QSIP Canada ULC), Ferroglobe Spain Metals (formerly Grupo Ferroatlántica) and the partnerships with Dow are restricted. Please refer to Notes 9, 16 and 19 for further details of these restrictions.

As of December 31, 2023 and 2022 the restricted net assets of the Ferroglobe Group’s subsidiaries were $328,572 thousand and $496,983 thousand, respectively. The Company performed a test on the restricted net assets of combined subsidiaries in accordance with Securities and Exchange Commission Regulation rule 5-04 (c) ‘what schedules are to be filed’ and concluded the restricted net assets exceed 25% of the consolidated net assets of the Company at December 31, 2023 and 2022. Therefore the separate condensed financial statements, as per SEC rule S-X 12-04, of Ferroglobe PLC are presented as Appendix I to these consolidated financial statements.

Additionally, the Super Senior Notes restricts the ability of Ferroglobe PLC to pay dividends.